Exhibit 99.3
111108
etrials Worldwide, Inc.
INCENTIVE STOCK OPTION AGREEMENT

THIS  INCENTIVE STOCK OPTION AGREEMENT, made and entered into as of the 12th day of November, 2008 (the "Grant Date"), by and between etrials Worldwide, Inc., a Delaware corporation (the “Corporation”), and Michael Denis Connaghan (the “Participant”).  Capitalized terms used herein shall have the meanings set out in the Plan (defined below) unless otherwise specified in this Agreement.

WHEREAS, the committee (the “Committee”) appointed under the etrials Worldwide, Inc. 2005 Performance Equity Plan (the “Plan”) granted Participant an option to purchase shares of the Corporation’s common stock, $0.0001 par value per share (the “Common Stock”) pursuant to the Plan; and

WHEREAS, this Agreement evidences the grant of such option; and

WHEREAS, the grant of options evidenced by this Agreement was made subject to the condition that the Participant execute and deliver to the Corporation an Employment Agreement in form and substance acceptable to the Corporation (the “Employment Agreement”).

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth below and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.           Grant of Option.  Subject to the terms and conditions set forth in this Agreement, the Board hereby grants Participant the Option to purchase from the Corporation, during the period specified in Section 2 of this Agreement, a total of 350,000 shares of Common Stock, at the purchase price of $1.10 per share (the “Purchase Price”), in accordance with the terms and conditions of this Agreement and the Plan.  The shares of Common Stock subject to the Option granted hereby are referred to below as the “Shares.”  This Agreement shall be of no force or effort, and shall be invalid, until and unless the Corporation and Participant sign and deliver the Employment Agreement in form and substance acceptable to the Corporation.

2.           Vesting and Exercise of Option.

(a)           The Option shall vest and become exercisable in sixteen (16) equal increments of 21, 875 shares on the 12th day of February, May, August and November, commencing on February 12, 2009 and thereafter until November 12, 2012, with respect to an increment as specified only if Participant is providing services to the Corporation on the specified date for such increment.

(b)           The schedule set forth above is cumulative, so that Shares as to which the Option has become vested and exercisable on and after a date indicated by the schedule may be purchased pursuant to exercise of the Option at any subsequent date prior to termination of the Option.  The Option may be exercised at any time and from time to time to purchase up to the number of Shares as to which it is then vested and exercisable.

(c)           The provisions of Section 5.2(h) and of Section 10 of the Plan shall apply to the Option.

3.           Termination of Option.  The Option shall remain exercisable as specified in Section 2 above until the earliest to occur of the dates specified below, upon which date the Option shall terminate:

(a)           the date all of the Shares are purchased pursuant to the terms of this Agreement;

(b)           if Participant was an employee of the Corporation upon the date hereof, upon the expiration of ninety (90) days following the Termination of Employment (as hereafter defined) of Participant for any reason other than Normal Retirement, provided that in the event of the Participant’s death or Disability during such ninety (90) day period, the Option shall remain exercisable until the expiration of ninety (90) days following the Participant’s death or Disability;

(c)           if Participant was a director or consultant of the Corporation upon the date hereof, upon the expiration of ninety (90) days following the Participant ceasing to have such status for any reason other than Normal Retirement, provided that in the event of the Participant’s death or Disability during such ninety (90) day period the Option shall remain exercisable until ninety (90) days following the Participant’s death or Disability;

(d)           at 5:00 P.M., eastern standard time, on the date specified in any notice issued to Participant pursuant to Section 10.2 of the Plan, if an acquisition event of the type described in Section 10.2 of the Plan has occurred and the Committee has (i) authorized an acceleration of the vesting of the Option and (ii) complied with the tender and Repurchase Value procedures set forth thereunder;

(e)           if the Participant’s employment or service with the Corporation terminated as a result of Normal Retirement, upon the expiration of three (3) years following the date of either (i) such Termination of Employment or service, as applicable, or (ii) the balance of the Option term, whichever is earlier; or

(f)           the ten (10) year anniversary of the Grant Date at 5:00 P.M., eastern standard time.

Upon its termination, the Option shall have no further force or effect and Participant shall have no further rights under the Option or to any Shares which have not been purchased pursuant to prior exercise of the Option.  For purposes of this Agreement, “Termination of Employment” shall mean termination of any consulting or employment relationship of Participant with the Corporation for any reason other than Normal Retirement, including, without limitation, death, disability, voluntary termination, involuntary termination, dismissal with or without cause or resignation.

4.           Acceleration of Option.

(a)           Notwithstanding anything to the contrary contained herein, if, in the event of a Termination of Employment pursuant to Sections 4(a) (other than a Termination of Employment without cause upon any Change of Control, which shall be solely governed by Section 4(b) below), 4(d) or 4(e) of the Employment Agreement, or due to Normal Retirement, then all of Participant's Option that remains unvested at the time of such termination shall automatically accelerate, become vested and be available for exercise by the Participant for a period of ninety (90) days following such termination of employment.

(b)           In the event of Participant's Termination of Employment by the Corporation without cause (as cause is determined pursuant to Section 4 of the Employment Agreement) at any time upon or within six (6) months following the date of a Change of Control of the Corporation, then 50% of Participant's Option that remains unvested at the time of such termination shall automatically accelerate, become vested and be available for exercise by the Participant for a period of ninety (90) days following such termination of employment.

A “Change in Control” shall be deemed to have occurred if, (i) the direct or indirect beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act"), and Regulation 13D thereunder) of fifty percent (50%) or more of the class of securities then subject to this Agreement is acquired or becomes held by any person or group of persons (within the meaning of Section 13(d)(3) of the Act), but excluding the Corporation and any employee benefit plan sponsored or maintained by the Corporation; (ii) a capital reorganization, merger or consolidation involving the Corporation, unless (A) the transaction involves only the Corporation and one or more of the Corporation’s parent corporation and wholly-owned (excluding interests held by employees, officers and directors) subsidiaries; or (B) the shareholders who had the power to elect a majority of the board of directors of the Corporation immediately prior to the transaction have the power to elect a majority of the board of directors of the surviving entity immediately following the transaction; or (iii) the sale of all or substantially all of the assets of the Corporation to another corporation, person or business entity.

5.           Manner of Exercise of Option.

(a)           The Option may be exercised only by (i) Participant’s completion, execution and delivery to the Corporation of a notice of exercise and, if required by the Corporation, an “investment letter” as supplied by the Corporation confirming Participant’s representations and warranties in Section 14 of this Agreement, including the representation that Participant is acquiring the Shares for investment only and not with a view to the resale or other distribution thereof, and (ii) the payment to the Corporation, pursuant to the terms of this Agreement, of an amount equal to the Purchase Price multiplied by the number of Shares being purchased as specified in Participant’s notice of exercise.  Participant’s notice of exercise shall be given in the manner specified in Section 10 but any exercise of the Option shall be effective only when the items required by the preceding sentence are actually received by the Corporation.  The notice of exercise and the “investment letter” may be in the form set forth in Exhibit A attached to this Agreement.  Payment of the aggregate Purchase Price for Shares Participant has elected to purchase shall be made by cash or bank check.  Notwithstanding anything to the contrary in this Agreement, the Option may be exercised only if compliance with all applicable federal and state securities laws can be effected.

(b)           Subject to the provisions of the Plan, upon any exercise of the Option by Participant or as soon thereafter as is practicable, the Corporation shall issue and deliver to Participant a certificate or certificates evidencing such number of Shares as Participant has then elected to purchase.  Such certificate or certificates shall be registered in the name of Participant and shall bear any legend required by any federal or state securities laws including, to the extent required or deemed advisable by the Corporation or its counsel, a legend indicating that the transfer or encumbrance of the Shares is restricted pursuant to the Securities Act of 1933, as amended.

6.           Rights Prior to Exercise.  Participant will have no rights as a shareholder with respect to the Shares except to the extent that Participant has exercised the Option and has been issued and received delivery of a certificate or certificates evidencing the Shares so purchased.

7.           Engagement of Participant.  Nothing in this Agreement shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Corporation shall continue to employ Participant, nor shall this Agreement affect in any way the right of the Corporation to terminate the employment of Participant at any time and for any reason.  By Participant’s execution of this Agreement, Participant acknowledges and agrees Participant’s employment is "at-will" unless otherwise set forth in the Employment Agreement, or any future employment agreement, between the Corporation and the Participant.  No change of Participant’s duties as an employee of the Corporation shall result in, or be deemed to be, a modification of any of the terms of this Agreement.

8.           Burden and Benefit; Corporation.  This Agreement shall be binding upon, and shall inure to the benefit of, the Corporation and Participant, and their respective heirs, personal and legal representatives, successors and assigns.  As used in this Section 8 as well as in Sections 2 and 3, the term the “Corporation” shall also include any corporation which is the parent or a subsidiary of the Corporation or any corporation or entity which is an affiliate of the Corporation by virtue of common (although not identical) ownership, and for which Participant is providing services in any form during Participant’s employment with the Corporation or any such other corporation or entity.  Participant hereby consents to the enforcement of any and all of the provisions of this Agreement by or for the benefit of the Corporation and any such other corporation or entity.

9.           Entire Agreement; Authority of Committee.  This Agreement, together with the Employment Agreement, contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, oral or written, with respect to the subject matter herein.  Participant agrees that the terms of this Agreement govern only the Option granted herein, and any options to purchase shares of the Corporation granted to Participant prior to the date hereof shall be governed by the Plan and any agreements entered into between Participant and the Corporation for the granting thereof.  Participant accepts the Option in full satisfaction of any and all obligations of the Corporation to grant stock options to Participant as of the date hereof.  All determinations made by the Committee with respect to the interpretation, construction and application of any provision of this Agreement shall be final, conclusive and binding on the parties.

10.           Notices.  Any and all notices under this Agreement shall be in writing, and sent by hand delivery or by certified or registered mail (return receipt requested and first-class postage prepaid), in the case of the Corporation, to its principal executive offices to the attention of the President, and, in the case of Participant, to Participant’s address as shown on the Corporation’s records.

11.           Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without reference to its conflicts of laws rules or the principles of the choice of law.

12.           Modifications.  No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

13.           Terms and Conditions of Plan.  The terms and conditions included in the Plan, the receipt of a copy of which Participant hereby acknowledges by execution of this Agreement, are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, such term or provision of the Plan shall control.  Notwithstanding the foregoing, Employee acknowledges that he is subject to any damages or remedy provisions found herein, in the Employment Agreement or in the Plan (including, but not limited to, the damages and remedy provisions of Section 13.3(a) of the Plan), which section 6 and 7 of the Employment Agreement supersede clauses (i), (ii) and (iii) of such Section 13.3(a) for all purposes of determining the applicability of such damages and remedy provisions).

14.           Forfeiture of Economic Benefits.  If within two years after the date of any financial statements or other public disclosure by the Corporation, the Compensation Committee determines that the financial statements or other public disclosures were inaccurate or were misleading in any material respect and the Compensation Committee determines in good faith at any time during the course of investigation following discovery of the inaccuracy or omission that Participant played any material role in causing such inaccuracy or misleading omission, or that Participant was aware of such inaccuracy or omission, then Participant shall be obligated to repay to the Corporation any economic benefits obtained by Participant  under this Agreement, including the value of securities issued under this agreement or pursuant to the Option, that the Compensation Committee determines in good faith was the direct or indirect result of such material inaccuracy or omission and further provided that either before or after such date the Corporation shall have any other remedies available under applicable law and shall not be limited to the remedies provided in this Section. The determination of the Compensation Committee, if made in good faith, shall be final and binding on Participant.

15.           Covenants and Representations and Covenants of Participant.

Participant represents, warrants, covenants and agrees with the Corporation as follows:

(a)           The Option is being received for Participant’s own account without the participation of any other person, with the intent of holding the Option and the Shares issuable pursuant thereto for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for resale in connection with, any distribution of the Shares or any portion thereof.

(b)           Participant is not acquiring the Option or any Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon an independent examination and judgment as to the prospects of the Corporation.

(c)           Participant has had the opportunity to ask questions of and receive answers from the Corporation and its executive officers and to obtain all information necessary for Participant to make an informed decision with respect to the investment in the Corporation represented by the Option and any Shares issued upon its exercise.

(d)           Participant is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and Participant acknowledges that Participant must continue to bear the economic risk of any investment in Shares received upon exercise of the Option for an indefinite period.

(e)           Participant understands and agrees that the Shares subject to the Option may be issued and sold to Participant without registration under any state or federal laws relating to the registration of securities and in that event will be issued and sold in reliance on exemptions from registration under appropriate state and federal laws.

(f)           Shares issued to Participant upon exercise of the Option will not be offered for sale, sold or transferred by Participant other than pursuant to:  (i) an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with those laws; (ii) an effective registration under the Securities Act of 1933, or a transaction otherwise in compliance with such Act; and (iii) evidence satisfactory to the Corporation of compliance with all applicable state and federal securities laws.  The Corporation shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the foregoing laws.

(g)           The Corporation will be under no obligation to register the Shares issuable pursuant to the Option or to comply with any exemption available for sale of the Shares by Participant without registration, and the Corporation is under no obligation to act in any manner so as to make Rule 144 promulgated under the Securities Act of 1933 available with respect to any sale of the Shares by Participant.

(h)           Participant has not relied upon the Corporation with respect to any tax consequences related to the grant or exercise of this Option, or the disposition of Shares purchased pursuant to its exercise.  Participant acknowledges that, as a result of the grant and/or exercise of the Option, Participant may incur a substantial tax liability.  Participant assumes full responsibility for all such consequences and the filing of all tax returns and elections Participant may be required or find desirable to file in connection therewith.  In the event any valuation of the Option or Shares purchased pursuant to its exercise must be made under federal or state tax laws and such valuation affects any return or election of the Corporation, Participant agrees that the Corporation may determine such value and that Participant will observe any determination so made by the Corporation in all returns and elections filed by Participant.  In the event the Corporation is required by applicable law to collect any withholding, payroll or similar taxes by reason of the grant or any exercise of the Option, Participant agrees that the Corporation may withhold such taxes from any monetary amounts otherwise payable by the Corporation to Participant and that, if such amounts are insufficient to cover the taxes required to be collected by the Corporation, Participant will pay to the Corporation such additional amounts as are required.

(i)           The agreements, representations, warranties and covenants made by Participant herein with respect to the Option shall also extend to and apply to all of the Shares issued to Participant from time to time pursuant to exercise of the Option.  Acceptance by Participant of any certificate representing Shares shall constitute a confirmation by Participant that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

(j)           In the event any underwriter of securities of the Corporation requests Participant to sign any agreement restricting resale of the Shares in connection with any public offering by the Corporation, Participant agrees to sign such agreement, provided the officers of the Corporation have signed an agreement no less restrictive.  The Corporation may instruct its transfer agent not to transfer the Shares if requested by an underwriter as described above.

(The remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

etrials Worldwide, Inc. By: /s/ Joseph F. Trepanier III Print Name: Joseph F Trepanier III PARTICIPANT: /s/ Michael Denis Connaghan Print Name: Michael Denis Connaghan

EXHIBIT A

Attention:  Corporate Secretary
etrials Worldwide, Inc.
4000 Aerial Center Parkway
Morrisville, North Carolina  27560

Re:	Exercise of Incentive Stock Option

Dear Secretary:

Pursuant to the terms and conditions of that certain Incentive Stock Option Agreement dated as of November ____, 2008 (the “Agreement”) between Denis Connaghan and etrials Worldwide, Inc. (the “Corporation”), I desire to purchase _______________ Shares of the Common Stock of the Corporation and hereby tender payment in full for such Shares in accordance with the terms of the Agreement.

I hereby reaffirm that the representations and warranties made in Section 14 of the Agreement are true and correct on the date hereof as if made on the date hereof.

Very truly yours,

_____________________________
Print Name: Denis Connaghan

Date: __________________________

A-1